QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.7

DECEMBER 2003 AMENDMENT
TO
TYCO INTERNATIONAL (US) INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

A.    The Tyco International (US) Inc. Supplemental Executive Retirement Plan, Amended and Restated as of October 1, 2000, is hereby further amended by replacing existing Appendix B with a new Appendix B as set forth in the attachment to this December 2003 Amendment.

B.    The effective date of this amendment is January 1, 2003.

C.    Except as amended herein, the Plan is hereby confirmed in all other respects.

        IN WITNESS THEREFORE, this document has been signed on behalf of the Administrative Committee by its duly authorized representative this 24th day of December, 2003.

TYCO INTERNATIONAL (US) INC. ADMINISTRATIVE COMMITTEE
By:
/s/ JANE GREENMAN Jane Greenman Chairman, Administrative Committee

APPENDIX B
Special Credits under Section 3(i)

Participant	Amount	Date of Credit
Dennis Crowley	$35,017.52 (US dollars)	July 1, 2002
Martina Hund-Mejean	$163,168.00 (US dollars)	As of January 1, 2003, and each January 1 thereafter through the earlier of (i) January 1, 2008, or (ii) the January 1 coincident with or preceding Ms. Mejean's termination of employment.

QuickLinks

DECEMBER 2003 AMENDMENT TO TYCO INTERNATIONAL (US) INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
APPENDIX B Special Credits under Section 3(i)